UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 26, 2004

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                   Delaware                                     0-22268                           33-0371079
------------------------------------------------    --------------------------------    -------------------------------
         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (909) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of National R.V. Holdings, Inc. (the "Company"), dated October 26, 2004, reporting the Company's financial results for the quarter ended September 30, 2004. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of National R.V. Holdings, Inc. dated October 26, 2004, reporting National R.V. Holdings, Inc.'s financial results for the third quarter and year-to-date 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    NATIONAL R.V. HOLDINGS, INC.



                                    By: /s JOSEPH W. HANSEN
                                    Joseph W. Hansen
                                    Chief Financial Officer



Date:  October 26, 2004


                                                                  EXHIBIT 99.1